UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, Ca 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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ANNUAL REPORT

Franklin Universal Trust

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the 12 months under review, the Fund’s cumulative total returns were +12.40% based on net asset value and +15.02% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index 12 month cumulative total return, which is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market, posted a +6.09% total return,1 and utilities stocks, as measured by the Standard & Poor’s® (S&P®) 500 Utilities Index 12 month cumulative total return, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +21.18% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew during the 12 months ended August 31, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, housing investment and business investment. The manufacturing sector generally expanded during the period, but contracted in August. The services sector continued to expand during the period. The unemployment rate decreased slightly from 3.8% in August 2018 to 3.7% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.7% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs several times in 2018 but fell to multi-year lows toward period-end. Concerns about political uncertainties in the U.S. and abroad, slower domestic and global economic growth, optimism the Fed would take a more accommodative approach to its monetary policy decisions and expectations of more stimulus from global central banks weighed on the Treasury yield at certain points during the period. However, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade deal supported the yield. Near period-end, the 10-year yield fell below certain short-term yields due to weaker economic data, escalating U.S. trade tensions with China and other trading partners, and the Fed’s recent monetary policy easing. Overall, the 10-year Treasury yield declined from 2.86% at the beginning of the period to 1.50% at period-end.

Investment Strategy

We invest primarily in two asset classes: high-yield bonds and utility stocks. Within the high-yield portion of the

1. Source: Credit Suisse Group.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 8.

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FRANKLIN UNIVERSAL TRUST

portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager’s Discussion

Despite bouts of heightened volatility, the Fund’s primary asset classes delivered positive results for the 12-month period under review. In the first four months of the period, September through December of 2018, high-yield corporate bonds and utility stocks both experienced meaningful declines as global growth worries, simmering trade tensions and slumping commodity prices overwhelmed financial markets and left few areas immune to the sell-off. During this initial time frame, the Fed’s move away from accommodative monetary policies created uncertainty over how aggressive it might be in hiking interest rates, representing a tipping point for investors as a lack of progress in U.S.-China trade talks obscured the market outlook. By December, concerns about a U.S. government shutdown amid partisan political rancor, as well as growing disarray surrounding plans for Britain to exit the European Union, reinforced a risk-off mood.

Portfolio Composition

8/31/19

% of Total
Investments*
Corporate Bonds	62.3%

Utilities Common Stocks	31.1%

Natural Resources Common Stocks	0.7%

Materials Common Stocks	0.7%

Asset-Backed Securities	1.5%

Marketplace Loans	0.5%

Preferred Stocks	0.4%

Escrows and Litigation Trusts**	0.0%

Short-Term Investments & Other Net Assets	2.8%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**Rounds to less than 0.1%.

While these themes weighed on performance across markets and reinforced a risk-off environment to end the year, 2019 brought a strong recovery to the upside thanks to a reversal for a number of trends. For example, more dovish comments from the Fed, a thawing of tensions for U.S.-China trade talks, and higher oil prices all combined to provide a much more favorable backdrop for our investment strategy, particularly in the first half of the calendar year. The Fund’s primary asset classes did experience some declines in May and June, as concerns around the effects of U.S.

trade tensions and other geopolitical risks created headwinds for performance and the return of a risk-on, risk-off environment. This contributed to a more muted, albeit positive return profile for the Fund as the period ended.

Top 10 Holdings*

Based on Total Investments**

8/31/19 vs. 8/31/18

Issuer	8/31/19
NextEra Energy Inc.	2.3%
Sempra Energy	2.3%
American Electric Power Co. Inc.	2.1%
CMS Energy Corp.	2.0%
Dominion Energy Inc.	1.9%
Evergy Inc.	1.9%
Duke Energy Corp.	1.5%
Pinnacle West Capital Corp.	1.5%
Alliant Energy Corp.	1.5%
The Southern Co.	1.4%

Issuer	8/31/18
NextEra Energy Inc.	2.3%
Evergy Inc.	2.3%
Sempra Energy	2.3%
American Electric Power Co. Inc.	2.1%
CMS Energy Corp.	2.0%
Dominion Energy Inc.	1.9%
Duke Energy Corp.	1.5%
Pinnacle West Capital Corp.	1.4%
Exelon Corp.	1.4%
Alliant Energy Corp.	1.4%

*Excludes short-term investments.

**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

High-Yield Corporate Bonds

For the 12-month period under review, the Credit Suisse High Yield Index returned +6.09%. After returning -4.26% in the first four months of the period through December 2018, the index returned +6.18% over the first two months of 2019, lifting the overall return back into positive territory. Despite some additional bouts of volatility in the second half of the period, returns generally remained positive. However, we did observe more differentiation across ratings buckets as higher quality segments of the market outperformed. The

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FRANKLIN UNIVERSAL TRUST

BB-rated segment fared particularly well and led the way for the full-year period. Despite posting positive absolute results, the CCC rated segment underperformed the BB and B rated segments by meaningful margins for the period overall.

From a sector standpoint, issuers in the utility, cable and wireless, and gaming and leisure industries were notable outperformers. The financial services and housing industries also outperformed. Meanwhile, the energy sector was the most notable detractor, as oil prices generally weighed on this segment for the 12-month period overall.

Spreads over treasuries widened during the period, advancing from 374 basis points (bps) to 473 bps at period-end. Looking within the 12-month window in more detail, spread movement reflected the volatility that the market encountered at different points in time. For example, spreads peaked at 575 bps to end December and narrowed to a low of 413 bps in April as the market recovered, eventually giving back some ground and finishing the period at the aforementioned level of 473 bps.

We maintain a positive outlook on high-yield market fundamentals but remain committed to our credit selection discipline. Despite a few notable exceptions in recent months, high-yield default rates remain low and, in our view, should remain below long-term averages thanks to continued improvement in corporate fundamentals and a relatively healthy U.S. economy. However, we continue to believe that we are in the later stages of the economic cycle, and we remain wary of an array of political risks that could each exert their influence on the market at any point in time.

Utility Stocks

For the 12-month period under review, utilities stocks, as measured by the S&P 500, outperformed the overall market. The utilities portion of the S&P 500 returned +21.18% over the period, while the overall equity market returned +2.92%. Utilities stocks have benefited from generally slowing economic conditions. First, as discussed in the past, utilities stocks historically maintain a high degree of correlation with the direction of long-term bond yields given they generally tend to pay a majority percentage of their earnings in the form of dividends. With treasuries and corporate long-term yields declining significantly since August 2018, utilities stocks have responded with positive performance. Secondly, worries of global trade disputes and the impact of slowing economic indicators related to these disputes, have driven investors to defensive sectors such as electric and gas utilities, which have a smaller direct impact from reduced import/export activity. Overall, while economic forecasts continue to show mixed results, utilities stocks have benefited on a relative basis to other sectors based on this economic uncertainty. Finally, utilities stocks continue to benefit from generally strong fundamental business performance. The industry passes through commodities prices such as natural gas directly onto customers, and customer bills have benefited the past several years from low commodity pricing. Also, capital investment opportunities remain robust for utilities as customer demand for better reliability and decreased carbon emissions is pushing capital budgets higher.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Glenn I. Voyles, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2019

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+12.40%	+15.02%	+12.40%	+15.02%

5-Year	+34.53%	+35.72%	+6.11%	+6.30%

10-Year	+162.82%	+177.79%	+10.15%	+10.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FT	8/31/19	8/31/18	Change

Net Asset Value (NAV)	$8.57	$7.99	+$0.58
Market Price (NYSE)	$7.37	$6.77	+$0.60

Distributions (9/1/18–8/31/19)

Net Investment Income

$0.3840

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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FRANKLIN UNIVERSAL TRUST

Important Notice to Shareholders

Investments in Marketplace Loans

The Fund may invest a small portion of its total assets in loans originated through on-line marketplace lending platforms (Platform) that provide a marketplace for lending through the purchase of loans (either individually or in aggregations) (Marketplace Loans) and other types of marketplace lending instruments. The Fund’s investments in Marketplace Loans may include: (i) direct investments in Marketplace Loans to consumers, small- and mid-sized companies, and other borrowers; (ii) investments in notes or other pass-through obligations issued by a Platform representing the right to receive the principal and interest payments on a Marketplace Loan; (iii) investments in asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investments in public or private investment funds that purchase Marketplace Loans.

Franklin Advisers, Inc. (Manager) will rely heavily on its own analysis of the credit quality and risks associated with individual debt obligations in an attempt to minimize credit risk and identify borrowers, issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Manager’s assessment of their credit characteristics. The Fund’s success in achieving its investment objectives may depend more heavily on the Manager’s credit analysis than if the Fund invested solely in higher-quality and rated securities.

Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, default, interest rate, credit, liquidity, high yield debt, enforcement, market and income risks. Marketplace Loans generally are not rated by rating agencies; are often unsecured; not guaranteed or insured by a third party; not backed by any governmental authority; and are highly risky and speculative investments similar to an investment in lower rated securities or high yield debt securities (also known as junk bonds). Investments in Marketplace Loans may be adversely affected if the Platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans, although the Fund will attempt to mitigate this risk by having a backup servicer. The Fund may have limited information about the Marketplace Loans, and the information provided by the Platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate, outdated or fraudulent. Because Marketplace Loans are often illiquid, it may be difficult for the Fund to sell an investment in a Marketplace Loan before maturity at the price at which the Fund believes the loan should be valued.

Share Repurchase Program

The Fund’s Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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FRANKLIN UNIVERSAL TRUST

Financial Highlights

		Year Ended August 31,
	2019	2018	2017	2016	2015

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$7.99	$8.24	$7.67	$7.11	$8.34
Income from investment operations:

Net investment income[a]	0.38	0.39	0.38	0.39	0.45

Net realized and unrealized gains (losses)	0.58	(0.26)	0.57	0.64	(1.21)

Total from investment operations	0.96	0.13	0.95	1.03	(0.76)
Less distributions from:

Net investment income	(0.38)	(0.38)	(0.38)	(0.47)	(0.47)

Net asset value, end of year	$8.57	$7.99	$8.24	$7.67	$7.11

Market value, end of year[b]	$7.37	$6.77	$7.24	$6.84	$6.10

Total return (based on market value per share)	15.02%	(1.18)%	11.81%	20.76%	(11.57)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.45%	1.98%	2.00%	2.13%	1.97%

Expenses net of waiver and payments by affiliates[c]	2.44%	1.98%[d]	1.99%	2.12%	1.97%[d]

Net investment income	4.69%	4.91%	4.81%	5.48%	5.63%

Supplemental data

Net assets, end of year (000’s)	$215,292	$200,796	$206,965	$192,682	$178,747

Portfolio turnover rate	21.70%	22.96%	23.25%	21.13%	20.30%

Total debt outstanding at end of year (000’s)	$65,000	$65,000	$60,000	$60,000	$60,000

Asset coverage per $1,000 of debt	$4,312	$4,089	$4,449	$4,211	$3,979

Average amount of senior rate fixed Notes per share during the year	$2.59	$2.39	$2.39	$2.39	$2.39

aBased on average daily shares outstanding.

bBased on the last sale on the New York Stock Exchange.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, August 31, 2019

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 42.2%
Energy 0.9%
[a] Amplify Energy Corp.	United States	238	$1,418
[a,b] Amplify Energy Corp., wts., 4/21/20	United States	2,311	12
[a] Birch Permian Holdings Inc.	United States	3,694	40,634
[a] Birch Permian Holdings Inc.	United States	28,796	313,157
[a] Chaparral Energy Inc., A	United States	5,868	7,804
[a,c] Chaparral Energy Inc., A, 144A	United States	214	285
Enbridge Inc.	Canada	39,360	1,316,986
[a] Goodrich Petroleum Corp.	United States	19,379	205,224
[a] Halcon Resources Corp.	United States	52,355	6,005
[a] Halcon Resources Corp., wts., 9/09/20	United States	4,668	9
[a] Riviera Resources Inc.	United States	5,042	68,067
[a] Roan Resources Inc.	United States	5,272	5,957

			1,965,558

Materials 0.9%
BHP Group PLC, ADR	United Kingdom	25,185	1,087,740
Freeport-McMoRan Inc.	United States	80,380	738,692
South32 Ltd., ADR	Australia	10,074	88,853
[a] Verso Corp., A	United States	3,330	33,999
[a] Verso Corp., wts., 7/25/23	United States	350	210

			1,949,494

Utilities 40.4%
Alliant Energy Corp.	United States	80,000	4,196,000
American Electric Power Co. Inc.	United States	65,000	5,924,750
CenterPoint Energy Inc.	United States	122,800	3,400,332
CMS Energy Corp.	United States	90,000	5,674,500
Consolidated Edison Inc.	United States	40,000	3,556,000
Dominion Energy Inc.	United States	67,200	5,216,736
DTE Energy Co.	United States	30,000	3,889,800
Duke Energy Corp.	United States	46,060	4,271,604
Edison International	United States	36,000	2,601,720
Entergy Corp.	United States	30,000	3,385,200
Evergy Inc.	United States	80,000	5,200,000
Exelon Corp.	United States	80,000	3,780,800
FirstEnergy Corp.	United States	40,000	1,840,000
NextEra Energy Inc.	United States	30,000	6,572,400
NiSource Inc.	United States	60,000	1,773,000
Pinnacle West Capital Corp.	United States	44,800	4,269,888
PPL Corp.	United States	24,500	723,975
Public Service Enterprise Group Inc.	United States	45,000	2,721,150
Sempra Energy	United States	45,000	6,373,350
The Southern Co.	United States	68,250	3,976,245
WEC Energy Group Inc.	United States	40,000	3,830,800
Xcel Energy Inc.	United States	60,000	3,853,200

			87,031,450

Total Common Stocks and Other Equity Interests (Cost $39,331,016)			90,946,502

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STATEMENT OF INVESTMENTS

	Country	Shares	Value

Preferred Stocks (Cost $1,087,500) 0.6%
Utilities 0.6%
SCE Trust II, 5.10%, pfd	United States	50,000	$1,196,000

		Principal Amount*

Corporate Bonds 81.1%
Automobiles & Components 1.2%
[c] Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	$1,900,000	1,947,500
[c] Allison Transmission Inc., senior bond, 144A, 4.75%, 10/01/27	United States	600,000	618,000

			2,565,500

Banks 1.0%
[d] JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	900,000	959,143
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,100,000	1,099,175

			2,058,318

Capital Goods 7.3%
[c] BBA U.S. Holdings Inc., senior note, 144A, 5.375%, 5/01/26	United States	500,000	523,750
[c] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	600,000	594,000
[c] BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26	United States	600,000	637,500
[c] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	300,000	323,250
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25	United States	1,000,000	1,051,250
[c] Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	1,300,000	1,350,375
[c] HD Supply Inc., senior note, 144A, 5.375%, 10/15/26	United States	600,000	642,120
[c] Jeld-Wen Inc.,
senior bond, 144A, 4.875%, 12/15/27	United States	300,000	291,750
senior note, 144A, 4.625%, 12/15/25	United States	300,000	295,500
[c] The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	1,000,000	997,500
[c] NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	900,000	856,125
[c] Stevens Holding Co. Inc., senior note, 144A, 6.125%, 10/01/26	United States	1,200,000	1,254,000
Tennant Co., senior note, 5.625%, 5/01/25	United States	1,600,000	1,660,000
[c] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,700,000	1,731,994
[c] TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	1,700,000	1,838,091
[c] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,700,000	1,615,000

			15,662,205

Commercial & Professional Services 1.5%
United Rentals North America Inc.,
senior bond, 5.875%, 9/15/26	United States	100,000	107,625
senior bond, 5.50%, 5/15/27	United States	500,000	538,380
senior bond, 5.25%, 1/15/30	United States	1,000,000	1,072,500
[c] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,800,000	1,404,000

			3,122,505

Consumer Durables & Apparel 2.5%
[c] Ashton Woods USA LLC/Ashton Woods Finance Co.,
senior note, 144A, 6.75%, 8/01/25	United States	1,500,000	1,477,188
senior note, 144A, 9.875%, 4/01/27	United States	400,000	438,000

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STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
[c] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	$1,000,000	$1,051,250
[c] Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note, 144A, 5.625%, 3/01/24	United States	600,000	633,000
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	700,000	764,750
Weekley Homes LLC/Weekley Finance Corp., senior note, 6.625%, 8/15/25	United States	1,100,000	1,105,500

			5,469,688

Consumer Services 6.2%
[c] 1011778 BC ULC/New Red Finance Inc., senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000	930,636
[c] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,800,000	1,629,000
[c] Boyne USA Inc., secured note, second lien, 144A, 7.25%, 5/01/25	United States	1,500,000	1,644,375
[c] Downstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23	United States	1,500,000	1,601,250
[c] Golden Nugget Inc.,
senior note, 144A, 6.75%, 10/15/24	United States	1,100,000	1,127,500
senior note, 144A, 8.75%, 10/01/25	United States	600,000	630,750
[c] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	600,000	621,750
senior note, 144A, 5.25%, 6/01/26	United States	600,000	636,000
[c] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	1,600,000	1,702,000
[c] Studio City Finance Ltd., senior note, 144A, 7.25%, 2/11/24	Macau	1,300,000	1,363,375
[c] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,300,000	1,374,750

			13,261,386

Diversified Financials 2.3%
[c] FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	1,100,000	1,146,750
[c] HAT Holdings I LLC/HAT Holdings II LLC, senior note, 144A, 5.25%, 7/15/24	United States	800,000	844,800
[c] MSCI Inc., senior note, 144A, 5.375%, 5/15/27	United States	500,000	539,000
Navient Corp.,
senior note, 6.625%, 7/26/21	United States	400,000	429,000
senior note, 6.50%, 6/15/22	United States	500,000	542,500
senior note, 7.25%, 9/25/23	United States	600,000	668,250
Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	700,000	770,000

			4,940,300

Energy 9.3%
[c] Aker BP ASA,
senior note, 144A, 4.75%, 6/15/24	Norway	500,000	515,000
senior note, 144A, 5.875%, 3/31/25	Norway	500,000	526,413
[c] Archrock Partners LP/Archrock Partners Finance Corp., senior note, 144A, 6.875%, 4/01/27	United States	400,000	421,000
California Resources Corp.,
[c] secured note, second lien, 144A, 8.00%, 12/15/22	United States	515,000	296,125
senior bond, 6.00%, 11/15/24	United States	15,000	6,150
senior note, 5.50%, 9/15/21	United States	10,000	5,600

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Callon Petroleum Co., senior note, 6.375%, 7/01/26	United States	$800,000	$780,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 7.75%, 4/15/23	United States	800,000	746,000
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	600,000	693,750
senior secured note, first lien, 5.875%, 3/31/25	United States	1,000,000	1,117,500
Cheniere Energy Partners LP,
senior note, 5.625%, 10/01/26	United States	700,000	742,000
senior secured note, first lien, 5.25%, 10/01/25	United States	1,200,000	1,245,000
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26	United States	1,500,000	1,035,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 6.25%, 4/01/23	United States	500,000	511,250
senior note, 5.75%, 4/01/25	United States	800,000	822,000
CSI Compressco LP/CSI Compressco Finance Inc.,
senior note, 7.25%, 8/15/22	United States	1,300,000	1,157,000
[c] senior secured note, first lien, 144A, 7.50%, 4/01/25	United States	100,000	98,250
Diamondback Energy Inc., senior note, 4.75%, 11/01/24	United States	900,000	930,375
Energy Transfer Operating LP, senior note, 7.50%, 10/15/20	United States	1,200,000	1,264,755
[c,e] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	688,666	547,947
HighPoint Operating Corp., senior note, 8.75%, 6/15/25	United States	1,700,000	1,555,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	900,000	859,500
[c,e] Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00%, 4/15/24	United States	757,734	101,148
QEP Resources Inc., senior bond, 5.375%, 10/01/22	United States	1,600,000	1,446,000
[f] Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	800,000	39,000
senior note, 6.125%, 1/15/23	United States	100,000	4,625
Sunoco LP/Sunoco Finance Corp.,
senior note, 4.875%, 1/15/23	United States	700,000	717,500
senior note, 6.00%, 4/15/27	United States	1,000,000	1,055,000
[f] Weatherford International Ltd.,
senior bond, 4.50%, 4/15/22	United States	400,000	169,000
senior note, 5.125%, 9/15/20	United States	200,000	84,500
senior note, 7.75%, 6/15/21	United States	600,000	255,000
senior note, 8.25%, 6/15/23	United States	600,000	256,500

			20,004,388

Food & Staples Retailing 0.1%
[c] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	300,000	312,375

Food, Beverage & Tobacco 1.4%
B&G Foods Inc., senior note, 5.25%, 4/01/25	United States	1,200,000	1,221,360
[c] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	700,000	735,287
[c] Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26	United States	800,000	837,000
senior bond, 144A, 5.625%, 1/15/28	United States	300,000	320,625

			3,114,272

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 6.0%
[c] Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26	United States	$700,000	$714,000
[c] Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	1,700,000	1,821,635
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	175,000	122,012
[c] senior note, 144A, 8.125%, 6/30/24	United States	718,000	549,270
senior secured note, first lien, 6.25%, 3/31/23	United States	600,000	582,810
HCA Inc.,
senior bond, 5.875%, 2/15/26	United States	1,400,000	1,600,550
senior bond, 5.875%, 2/01/29	United States	600,000	691,500
[c] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	1,600,000	1,572,000
[c] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	1,300,000	1,168,453
[c,e] Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	400,000	338,000
Tenet Healthcare Corp.,
senior note, 8.125%, 4/01/22	United States	1,000,000	1,081,150
[c] senior note, second lien, 144A, 6.25%, 2/01/27	United States	1,000,000	1,038,750
WellCare Health Plans Inc.,
senior note, 5.25%, 4/01/25	United States	1,100,000	1,155,880
[c] senior note, 144A, 5.375%, 8/15/26	United States	500,000	534,375

			12,970,385

Household & Personal Products 0.4%
[c] Prestige Brands Inc., senior note, 144A, 6.375%, 3/01/24	United States	900,000	947,250

Insurance 0.5%
CNO Financial Group Inc., senior note, 5.25%, 5/30/29	United States	1,000,000	1,107,500

Materials 11.0%
[e] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	400,000	414,000
The Chemours Co., senior note, 5.375%, 5/15/27	United States	200,000	178,500
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	700,000	736,750
[c] Element Solutions Inc., senior note, 144A, 5.875%, 12/01/25	United States	1,000,000	1,050,000
[c] First Quantum Minerals Ltd.,
senior note, 144A, 7.25%, 4/01/23	Zambia	600,000	567,000
senior note, 144A, 6.875%, 3/01/26	Zambia	800,000	712,000
[c] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 4.75%, 5/15/22	Australia	800,000	827,000
senior note, 144A, 5.125%, 3/15/23	Australia	400,000	417,000
[c] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A, 7.375%, 12/15/23	United States	1,000,000	953,750
[c] Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,800,000	1,725,750
[c] Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	1,200,000	1,179,000
[c] New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26	United States	900,000	925,200
[c] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000	630,000
[c] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	400,000	264,000
[c] Novelis Corp.,
senior bond, 144A, 5.875%, 9/30/26	United States	500,000	529,375
senior note, 144A, 6.25%, 8/15/24	United States	700,000	735,000

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[c] OCI NV, senior note, 144A, 6.625%, 4/15/23	Netherlands	$500,000	$527,500
[c] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	1,000,000	1,027,500
senior note, 144A, 5.875%, 8/15/23	United States	500,000	534,375
[c] Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	1,700,000	1,555,500
[c] Rain CII Carbon LLC/CII Carbon Corp., senior note, second lien, 144A, 7.25%, 4/01/25	United States	900,000	850,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[c] senior note, 144A, 7.00%, 7/15/24	United States	200,000	207,125
senior secured note, first lien, 5.75%, 10/15/20	United States	484,554	486,371
[c] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	1,000,000	1,030,550
[c] Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25	United States	200,000	217,500
senior note, 144A, 6.50%, 12/01/20	United States	400,000	414,000
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	900,000	929,700
senior bond, 5.00%, 12/15/26	United States	700,000	733,250
[c] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,700,000	1,616,062
[c] TPC Group Inc., secured note, 144A, 10.50%, 8/01/24	United States	600,000	633,000
[c] Trivium Packaging Finance BV, senior note, 144A, 8.50%, 8/15/27	Netherlands	1,000,000	1,077,500

			23,684,758

Media & Entertainment 11.0%
[c] Altice Luxembourg SA,
first lien, 144A, 10.50%, 5/15/27	Luxembourg	1,700,000	1,844,500
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	293,000	301,790
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,700,000	1,720,187
[c] senior bond, 144A, 5.75%, 2/15/26	United States	700,000	742,875
[c] senior bond, 144A, 5.375%, 6/01/29	United States	1,000,000	1,071,250
Clear Channel Worldwide Holdings Inc.,
[c] first lien, senior secured note, 144A, 5.125%, 8/15/27	United States	1,000,000	1,048,750
senior note, 6.50%, 11/15/22	United States	1,000,000	1,021,670
[c] senior sub. note, 144A, 9.25%, 2/15/24	United States	510,000	560,363
CSC Holdings LLC,
senior bond, 5.25%, 6/01/24	United States	700,000	750,750
[c] senior bond, 144A, 5.50%, 4/15/27	United States	500,000	536,250
senior note, 6.75%, 11/15/21	United States	700,000	757,750
[c] senior note, 144A, 7.50%, 4/01/28	United States	300,000	339,000
[c] senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,200,000	1,272,000
[c] Diamond Sports Group LLC/Diamond Sports Finance Co.,
senior note, 144A, 6.625%, 8/15/27	United States	700,000	735,000
first lien, 144A, 5.375%, 8/15/26	United States	600,000	631,500
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	700,000	727,125
senior note, 7.75%, 7/01/26	United States	1,100,000	1,086,250

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Media & Entertainment (continued)
[c] Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27	United States	$500,000	$548,600
[c] iHeartCommunications Inc., senior secured note, first lien, 144A, 5.25%, 8/15/27	United States	1,000,000	1,053,930
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	1,100,000	1,216,875
[c] senior bond, 144A, 5.375%, 11/15/29	United States	300,000	327,000
[c] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	900,000	938,250
[c] Nexstar Escrow Corp., senior note, 144A, 5.625%, 7/15/27	United States	1,000,000	1,045,000
[c] Scripps Escrow Inc., senior note, 144A, 5.875%, 7/15/27	United States	600,000	606,750
[c] Sirius XM Radio Inc.,
senior bond, 144A, 5.375%, 4/15/25	United States	700,000	728,875
senior note, 144A, 4.625%, 7/15/24	United States	600,000	627,750
Tegna Inc., senior note, 5.125%, 7/15/20	United States	800,000	803,800
[c] Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%, 9/15/22	United States	116,000	118,030
[c] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	200,000	210,250
[c] WMG Acquisition Corp., secured note, first lien, 144A, 5.00%, 8/01/23	United States	200,000	205,750

			23,577,870

Pharmaceuticals, Biotechnology & Life Sciences 2.6%
[c] Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	1,400,000	1,589,000
[c] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	400,000	413,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000	211,732
[c] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	800,000	504,000
senior note, 144A, 6.00%, 7/15/23	United States	819,000	544,635
[c] Horizon Pharma USA Inc., senior note, 144A, 5.50%, 8/01/27	United States	1,500,000	1,567,500
[c] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	700,000	724,500

			5,554,367

Real Estate 1.3%
CyrusOne LP/CyrusOne Finance Corp., senior note, 5.00%, 3/15/24	United States	1,400,000	1,449,000
[c] Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	1,000,000	1,005,625
MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%, 8/01/26	United States	300,000	318,090

			2,772,715

Retailing 0.9%c
Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,700,000	1,623,500
[c] PetSmart Inc.,
senior note, 144A, 7.125%, 3/15/23	United States	100,000	93,500
senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	251,000	247,235

			1,964,235

Semiconductors & Semiconductor Equipment 1.2%
[c] Amkor Technology Inc., senior note, 144A, 6.625%, 9/15/27	United States	1,000,000	1,093,730
Qorvo Inc., senior note, 5.50%, 7/15/26	United States	1,400,000	1,498,028

			2,591,758

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Software & Services 1.0%
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	$1,700,000	$1,734,000
[c] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	500,000	503,693

			2,237,693

Technology Hardware & Equipment 2.8%
[c] Blackboard Inc., secured note, second lien, 144A, 9.75%, 10/15/21	United States	1,542,000	1,495,740
CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25	United States	700,000	733,688
[c] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,700,000	1,530,000
[c] Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	200,000	203,376
senior note, 144A, 7.125%, 6/15/24	United States	200,000	210,845
senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	200,000	225,892
[c] Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	1,600,000	1,651,680

			6,051,221

Telecommunication Services 4.5%
[c] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	300,000	316,500
[c] Digicel Group One Ltd., senior secured note, first lien, 144A, 8.25%, 12/30/22	Jamaica	463,000	260,148
[c] Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	437,000	83,707
[c] Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21	Bermuda	500,000	318,750
senior note, 144A, 6.75%, 3/01/23	Bermuda	300,000	128,250
[c] DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23	Denmark	1,500,000	1,622,033
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,300,000	1,404,000
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	1,200,000	1,353,000
senior bond, 7.125%, 6/15/24	United States	500,000	553,980
senior note, 7.625%, 3/01/26	United States	600,000	675,750
[c] Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first lien, 144A, 4.738%, 9/20/29	United States	1,300,000	1,378,000
T-Mobile USA Inc.,senior bond, 6.50%, 1/15/24	United States	200,000	208,944
senior bond, 6.375%, 3/01/25	United States	500,000	519,000
senior bond, 4.75%, 2/01/28	United States	600,000	633,738
senior note, 6.00%, 4/15/24	United States	200,000	209,192

			9,664,992

Transportation 1.1%
[c] Avolon Holdings Funding Ltd., senior note, 144A, 5.25%, 5/15/24	Ireland	500,000	537,600
[c] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	700,000	716,625
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	700,000	732,375
[c] Park Aerospace Holdings Ltd., senior note, 144A, 5.50%, 2/15/24	Ireland	300,000	326,001

			2,312,601

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Utilities 4.0%
Calpine Corp., senior bond, 5.75%, 1/15/25	United States	$1,800,000	$1,833,750
Clearway Energy Operating LLC, senior bond, 5.375%, 8/15/24	United States	900,000	928,125
senior bond, 5.00%, 9/15/26	United States	700,000	712,250
[c] senior note, 144A, 5.75%, 10/15/25	United States	400,000	418,508
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	700,000	591,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	800,000	604,000
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	400,000	370,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	2,100,000	1,606,500
[c] Vistra Operations Co. LLC, senior note, 144A, 5.625%, 2/15/27	United States	1,500,000	1,593,750

			8,658,383

Total Corporate Bonds (Cost $175,133,767)			174,606,665

[g] Marketplace Loans (Cost $1,543,100) 0.7%
Diversified Financials 0.7%
[b] Lending Club, 10.33% - 25.00%, 6/14/22 - 8/30/24	United States	1,543,100	1,529,798

Asset-Backed Securities 1.9%
Diversified Financials 1.9%
[c,h] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2019-26, PT, 144A, FRN, 19.776%, 8/15/44	United States	1,112,485	1,073,338
2019-31, PT, 144A, FRN, 22.58%, 9/15/44	United States	1,001,070	956,939
2019-S3, PT, 144A, FRN, 13.811%, 6/15/44	United States	321,220	300,578
2019-S4, PT, 144A, FRN, 10.593%, 8/15/44	United States	1,029,998	961,338
[c,h] Consumer Loan Underlying Bond CLUB Credit Trust, 2019-SLCT5, PT, 144A, FRN, 18.849%, 9/15/44	United States	957,836	886,864

Total Asset-Backed Securities (Cost $4,213,843)			4,179,057

		Shares

Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	700,000	—
[a,b] NewPage Corp., Escrow Account	United States	1,200,000	—
[a,b] T-Mobile USA Inc., Escrow Account	United States	1,500,000	—
[a] Vistra Energy Corp., Escrow Account	United States	700,000	3,150

Total Escrows and Litigation Trusts (Cost $18,346)			3,150

Total Investments before Short Term Investments (Cost $221,327,572)			272,461,172

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FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS

	Country	Principal Amount*	Value

Short Term Investments 2.7%
[h,i] Senior Floating Rate Interests (Cost $975,412) 0.5%
Weatherford International Ltd., DIP Term Loan, 5.25%,(1-month USD LIBOR + 3.00%), 7/03/20	United States	$1,000,000	$1,000,000

Total Investments before Money Market Funds (Cost $222, 302,984)			273,461,172

		Shares

Money Market Funds (Cost $4,760,505) 2.2%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 1.85%	United States	4,760,505	4,760,505

Total Investments (Cost $227,063,489) 129.2%			278,221,677
Notes Payable (30.1)%			(64,906,581)
Other Assets, less Liabilities 0.9%			1,976,832

Net Assets 100.0%			$215,291,928

See Abbreviations on page 28.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2019, the aggregate value of these securities was $113,827,154, representing 52.9% of net assets.

dPerpetual security with no stated maturity date.

eIncome may be received in additional securities and/or cash.

fSee Note 8 regarding defaulted securities.

gSee Note 1(d) regarding Marketplace lending.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(c) regarding senior floating rate interests.

jSee Note 4(c) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

August 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$222,302,984
Cost - Non-controlled affiliates (Note 4c)	4,760,505

Value - Unaffiliated issuers	$273,461,172
Value - Non-controlled affiliates (Note 4c)	4,760,505
Cash	475,917
Receivables:
Investment securities sold	314,570
Dividends and interest	3,444,256

Total assets	282,456,420

Liabilities:
Payables:
Management fees	172,181
Distributions to shareholders	804,220
Accrued interest (Note 3)	1,176,749
Senior fixed rate Notes, at par value of $65,000,000 less unamortized Note issuance costs of $93,419 (Note 3)	64,906,581
Accrued expenses and other liabilities	104,761

Total liabilities	67,164,492

Net assets, at value	$215,291,928

Net assets consist of:
Paid-in capital	$164,229,880
Total distributable earnings (loss)	51,062,048

Net assets, at value	$215,291,928

Shares outstanding	25,131,894

Net asset value per share	$8.57

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FRANKLIN UNIVERSAL TRUST

FINANACIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2019

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,950,450
Non-controlled affiliates (Note 4c)	113,199
Interest:
Unaffiliated issuers	11,502,367

Total investment income	14,566,016

Expenses:
Management fees (Note 4a)	2,020,113
Interest expense (Note 3)	2,546,335
Transfer agent fees	132,000
Custodian fees (Note 5)	2,311
Reports to shareholders	30,829
Professional fees	145,497
Trustees’ fees and expenses	16,857
Amortization of Note issuance costs (Note 3)	21,220
Marketplace lending fees (Note 1d)	28,239
Other	64,958

Total expenses	5,008,359
Expense reductions (Note 5)	(785)
Expenses waived/paid by affiliates (Note 4c)	(20,628)

Net expenses	4,986,946

Net investment income	9,579,070

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	399,725
Foreign currency transactions	(2,654)

Net realized gain (loss)	397,071

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	14,170,452

Net realized and unrealized gain (loss)	14,567,523

Net increase (decrease) in net assets resulting from operations	$24,146,593

*Foreign taxes withheld on dividends	$13,300

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FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$9,579,070	$9,893,712
Net realized gain (loss)	397,071	3,064,408
Net change in unrealized appreciation (depreciation)	14,170,452	(9,475,996)

Net increase (decrease) in net assets resulting from operations	24,146,593	3,482,124

Distributions to shareholders (Note 1f)	(9,650,646)	(9,650,646)

Net increase (decrease) in net assets	14,495,947	(6,168,522)
Net assets:
Beginning of year	200,795,981	206,964,503

End of year (Note 1f)	$215,291,928	$200,795,981

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FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

Statement of Cash Flows

for the year ended August 31, 2019

Cash flow from operating activities:
Dividends, interest and other income received	$14,311,585
Operating expenses paid	(2,521,738)
Interest expense paid	(1,390,765)
Purchases of long-term investments	(62,604,655)
Realized loss on foreign currency transactions	(2,654)
Sales and maturities of long-term investments	56,507,468
Net sales of short-term investments	5,827,322

Cash provided - operating activities	10,126,563

Cash flow from financing activities:
Cash distributions to shareholders	(9,650,646)

Cash used - financing activities	(9,650,646)

Net increase (decrease) in cash	475,917

Cash at beginning of year	—

Cash at end of year	$475,917

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operations to Net Cash Provided by Operating Activities for the year ended August 31, 2019

Net increase (decrease) in net assets resulting from operations	$24,146,593
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Amortization of Note issuance costs	21,220
Net amortization income	(41,493)
Reinvested dividends from non-controlled affiliates	(113,199)
Interest received in the form of securities	(11,933)
Increase in dividends and interest receivable and other assets	(75,873)
Increase in interest payable	1,155,570
Decrease in payables to affiliates, accrued expenses, and other liabilities	(102,347)
Increase in receivable for investments sold	(314,570)
Increase in cost of investments	(366,953)
Increase in unrealized depreciation on investments	(14,170,452)

Net cash provided by operating activities	$10,126,563

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FRANKLIN UNIVERSAL TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Senior Fixed Rate Notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

d. Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Marketplace Lending (continued)

borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Net investment income	$(9,650,646)

For the year ended August 31, 2018, distributions in excess of net investment income included in net assets was $(337,306).

2. Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized ($0.01 par value). During the years ended August 31, 2019 and August 31, 2018, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the years ended August 31, 2019 and August 31, 2018, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2018, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 3.91% per year, to maturity on September 15, 2023. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the year ended August 31, 2019, total interest paid by the Fund on the Notes was $1,390,765. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2019. The issuance costs of $114,819 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the year ended August 31, 2019, the Fund amortized $21,220 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At August 31, 2019, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $4,975,602.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes’ current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At August 31, 2019, the estimated fair value of the Notes was approximately $68,970,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

4. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.85%	$10,068,808	$43,785,836	$(49,094,139)	$ —	$ —	$4,760,505	4,760,505	$113,199

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

During the year ended August 31, 2019, the Fund utilized $84,105 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from ordinary income	$9,650,646	$9,650,646

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

At August 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$227,766,349
Unrealized appreciation	$63,137,828
Unrealized depreciation	(12,682,500)

Net unrealized appreciation (depreciation)	$50,455,328

Distributable earnings:
Undistributed ordinary income	$1,396,067

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2019, aggregated $62,604,655 and $56,839,539, respectively.

8. Credit Risk and Defaulted Securities

At August 31, 2019, the Fund had 62.1% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2019, the aggregate value of these securities was $808,625, representing 0.3% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

A summary of inputs used as of August 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy	$1,611,755	$353,791	$12		$1,965,558
All Other Equity Investments	90,176,944	—	—		90,176,944
Corporate Bonds	—	174,606,665	—		174,606,665
Marketplace Loans	—	—	1,529,798		1,529,798
Asset-Backed Securities	—	4,179,057	—		4,179,057
Escrows and Litigation Trusts	—	3,150	—	[c]	3,150
Short Term Investments	4,760,505	1,000,000	—		5,760,505

Total Investments in Securities	$96,549,204	$180,142,663	$1,529,810		$278,221,677

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at August 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	ADR	American Depositary Receipt
		DIP	Debtor-In-Possession
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		PIK	Payment-In-Kind

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FRANKLIN UNIVERSAL TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Universal Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Universal Trust (the “Fund”) as of August 31, 2019, the related statements of operations and cash flows for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 21, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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FRANKLIN UNIVERSAL TRUST

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 28.45% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,941,264 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $6,910,771 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2019.

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FRANKLIN UNIVERSAL TRUST

Annual Meeting of Shareholders

The 2019 Annual Shareholders’ Meeting (Meeting) for Franklin Universal Trust (Fund) was held on March 14, 2019, and subsequently adjourned to March 28, 2019 and then April 11, 2019 in order to allow shareholders additional time to vote.

1. At the Meeting, shareholders elected all of the Fund’s nominees for the Board of Trustees (Board). The results of the voting were as follows:

Trustees	Shares For	Shares Withheld
Harris J. Ashton	14,888,988	906,588
Terrence J. Checki	14,943,366	852,210
Mary C. Choksi	14,990,356	805,220
Edith E. Holiday	14,985,718	809,857
Gregory E. Johnson	14,975,307	820,269
Rupert H. Johnson, Jr.	14,905,563	890,013
J. Michael Luttig	14,955,145	840,431
Larry D. Thompson	14,914,096	881,480

Note: Effective as of march 12, 2019, the Fund’s Board was reduced from nine to eight Trustees and John B. Wilson was removed as a Trustee nominee.

2. At the Meeting, shareholders elected all of the Fund’s nominees for the Board of Trustees (Board). The results of the voting were as follows:

Shares For	Shares Against	Shares Abstained
11,174,434	549,932	516,315

3. At the Meeting, shareholders voted in favor of all of the proposed amendments to the Fund’s fundamental investment restrictions (encompassing seven sub-proposals). The results of the voting were as follows:

	Shares For	Shares Against
a. Borrowing	11,043,863	675,745
b. Underwriting	11,034,441	662,933
c. Lending	11,016,976	686,582
d. Investments in Commodities	11,050,835	657,760
e. Issuing Senior Securities	11,070,767	628,223
f. Industry Concentration	11,079,859	631,803

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FRANKLIN UNIVERSAL TRUST

ANNUAL MEETING OF SHAREHOLDERS

4. At the Meeting, shareholders voted in favor of the proposed elimination of certain of the Fund’s fundamental investment restrictions (encompassing five sub-proposals). The results of the voting were as follows:

	Shares For	Shares Against	Shares Abstained
a. Pledging, Mortgaging or Hypothecating Assets	10,807,490	828,016	605,177
b. Purchasing Securities on Margin	10,719,057	982,002	539,623
c. Investments in Other Investment Companies	10,926,290	760,150	554,244
d. Investments for the Purpose of Exercising Control	10,800,204	882,382	558,097
e. Investments in Illiquid and Restricted Securities	10,641,073	1,029,038	570,571

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Dividend Reinvestment and Cash Purchase Plan

The Fund’s Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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FRANKLIN UNIVERSAL TRUST

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

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FRANKLIN UNIVERSAL TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2018	115	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2004 and Lead Independent Trustee since March 2019	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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FRANKLIN UNIVERSAL TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 1988	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co– Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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FRANKLIN UNIVERSAL TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

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*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

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FRANKLIN UNIVERSAL TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Universal Trust
Investment Manager Franklin Advisers, Inc. (800) DIAL BEN® / 342-5236	Transfer Agent American Stock Transfer & Trust Co., LLC 6201 15th Avenue Brooklyn, NY 11219 www.astfinancial.com

© 2019 Franklin Templeton Investments. All rights reserved.	FUT A 10/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $50,507 for the fiscal year ended August 31, 2019 and $50,180 for the fiscal year ended August 31, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended August 31, 2019 and $5,000 for the fiscal year ended August 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2019 and $72 for the fiscal year ended August 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $7,700 for the fiscal year ended August 31, 2019 and $16,500 for the fiscal year ended August 31, 2018. The services for which these fees were paid included the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $27,700 for the fiscal year ended August 31, 2019 and $21,572 for the fiscal year ended August 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig and Larry D. Thompson.

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market;

(viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 31, 2019, the portfolio managers of the Fund is as follows:

GLENN I. VOYLES CFA, Senior Vice President of Advisers

Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2018.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Glenn I. Voyles	3	3,501.4	5	1,780.4	7	674.1

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Glenn I. Voyles	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date: October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date: October 31, 2019

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date: October 31, 2019